Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of the ESI 401(k) Plan (the “Plan”) on Form 11-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rene R. Champagne, Chief Executive Officer of ITT Educational Services, Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ Rene R. Champagne
Chief Executive Officer
May 9, 2003

A signed original of this written statement required by Section 906 has been provided to ITT Educational Services, Inc. and will be retained by ITT Educational Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.